MAXIM SERIES FUND, INC.

         Maxim Money Market Portfolio                Maxim T. Rowe Price Equity/Income Portfolio
         Maxim INVESCO Balanced Portfolio            Maxim Growth Index Portfolio


                               (the "Portfolios")
                                ----------------

                             8515 East Orchard Road
                               Englewood, CO 80111
                                (800) 338 - 4015



This Prospectus describes four Portfolios of Maxim Series Fund, Inc. (the "Fund"). Two are "Equity Portfolios," one of is a "Debt Portfolio" (the Money Market Portfolio) and one is a "Balanced Portfolio." GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Portfolios. Two of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by GW Capital Management.

Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Fund, however, is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation
                     to the contrary is a criminal offense.


                   The date of this Prospectus is May 1, 2000.

                                    CONTENTS

The Portfolios at a Glance ..............................................................................
         Maxim Money Market Portfolio
         Maxim T. Rowe Price Equity/Income Portfolio
         Maxim INVESCO Balanced Portfolio
         Maxim Growth Index Portfolio

Fees and Expenses........................................................................................

Examples.................................................................................................

More Information About the Portfolios ...................................................................
         The Equity Portfolios
         The Money Market Portfolio
         The Balanced Portfolio

Other Investment Practices ..............................................................................

Management of the Portfolios.............................................................................


Important Information About Your Investment..............................................................


Financial Highlights......................................................................................

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o        Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance for the last ten calendar years. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[CHART OMITTED]

1990     7.64%
1991     5.80%
1992     3.49%
1993     2.81%
1994     3.80%
1995     5.62%
1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.94% (quarter ending September, 1990) and the lowest return for a quarter was 0.67% (quarter ending , September, 1993).

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 1999, the Money Market Portfolio's 7-day yield and its effective yield were:

                                                 7-Day Yield                   Effective Yield
Maxim Money Market Portfolio                        5.33%                           5.47%


Maxim T. Rowe Price Equity/Income Portfolio
(Sub-Adviser:  T. Rowe Price Associates, Inc.)
-------------------------------------------

The investment objective of this Portfolio is to:

o Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies.   This  Portfolio will:

o Invest primarily in common stocks of well established companies paying above-average dividends.

o Emphasize companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation.

o Invest in companies which have some of the following characteristics: o established operating histories o above-average current dividend yields relative to Standard & Poor's 500 Stock Index o sound balance sheets and other financial characteristics o low price/earnings ratio relative to the S&P 500 Index
o low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises.

o Invest up to 25% of its total assets in foreign securities.

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[CHART OMITTED]

1995     33.42%
1996     19.39%
1997     28.82%
1998     8.93%
1999     3.39%

During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was 13.14% (quarter ending June, 1999) and the lowest return for a quarter was -8.58% (quarter ending September,
1999).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 1999:

                                                                                     Since
                                                     One Year        Five Years    Inception
Maxim T. Rowe Price
Equity/Income Portfolio                                3.39%           18.24%        17.29%
S&P 500 Index                                         21.04%           28.56%        26.94%

The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994. The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

Maxim INVESCO Balanced Portfolio  (Sub-Adviser: INVESCO Funds Group, Inc.)

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income.

Principal investment strategies.   This  Portfolio will:

o        Invest normally 50% to 70% of its assets in common stocks.

o Invest at least 25% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, or in investment grade corporate bonds.

o In selecting equity securities, the Portfolio will:
o  seek to identify companies with better-than-average earnings growth potential
o seek to identify companies within industries identified as well-positioned for the current and expected economic climate
o  consider dividend payout records
o seek to identify companies traded on national stock exchanges or in the over-the counter markets; however, securities traded on regional or foreign exchanges may also be included.
o Invest up to 25% of total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 1999 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

1997     26.10%
1998     18.42%
1999     16.74%

During the periods shown in the chart for the Maxim INVESCO Balanced Portfolio, the highest return for a quarter was 17.03% (quarter ending June, 1997) and the lowest return for a quarter was -6.73% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 1999:

                                                                      Since
                                                  One Year          Inception
Maxim INVESCO Balanced Portfolio                   16.74%             20.30%
S&P 500 Index                                      21.04%             28.29%
Lehman Intermediate Government/ Corporate
Index                                              0.39%              5.78%
Lipper Balanced Index                              8.98%              58.89%

The inception date for the Maxim INVESCO Balanced Portfolio was October 1, 1996. The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lipper Balanced Index is comprised of the mutual funds covered by the Lipper Survey of Mutual Funds that invest in a mix of equity and debt securities as a primary investment objective. The Lipper Balanced Index measures the average performance of the funds included over various time periods.

MAXIM GROWTH INDEX PORTFOLIO

The investment objective for the Growth Index Portfolio is to:

o Seek investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   The Growth Index Fund will:

o Invest at least 80% of its total assets in common stocks of the S&P/BARRA Growth Index (the "Benchmark Index").

S&P and BARRA are not sponsors of, or in any other way endorsed, sold or promoted or affiliated with, the Growth Index Portfolio or Maxim Series Fund.

o Attempt to reproduce the returns of the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts.

The principal investment risks for the Growth Index Portfolios include:

Index Risk
o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking the return of the Benchmark Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike the Benchmark Index, which is merely unmanaged groups of securities, the Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o Non-diversification risk means a relatively high percentage of the Portfolio's assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's performance may be adversely affected by any single economic, political or regulatory event.

o When a benchmark index becomes less diversified, the Portfolio which tracks that index similarly becomes less diversified. This has happened to the Maxim Growth Index Portfolio. Due to the rapid appreciation of certain stocks in the S&P/BARRA Growth Index, the Portfolio's top four holdings, as of the date of this prospectus, represent more than 25% of its total assets. By tracking its benchmark index, the Portfolio has technically become "non-diversified" under SEC standards, although it continues to hold more than 100 stock positions in a variety of market sectors. As the market value of the Portfolio's largest holdings rise and fall, there may be times when the Portfolio is diversified under SEC standards and other times when it is not.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Growth Index Portfolios. The bar charts show the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of its Benchmark Index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

1994     1.93%
1995     35.29%
1996     22.10%
1997     29.26%
1998     37.28%
1999     26.87%

During the periods shown in the chart for the Maxim Growth Index Portfolio, the highest return for a quarter was 26.28% (quarter ending December, 1998) and the lowest return for a quarter was -9.21% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 1999:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Growth Index Portfolio                     26.87%                  30.04%              24.65%
S&P/BARRA Growth Index                           28.25%                  33.64%              25.77%

The inception date for the Maxim Growth Index Portfolio was December 1, 1993. On July 26, 1999, pursuant to a vote of the majority of shareholders, the Portfolio changed its investment objective so that it now seeks investment results that track the total return of the common stocks that comprise the S&P/BARRA Growth Index. Prior to the change in objective, the Portfolio compared its performance to that of the Russell 1000 Growth Index. Consistent with its change in investment objective, the Portfolio now compares its performance to that of the S&P/BARRA Growth Index, the Portfolio's new benchmark index.

The S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that contains half of the market value of the S&P 500. The Growth Index is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases...............................................................NONE
Sales Load Imposed on Reinvested Dividends....................................................NONE
Deferred Sales Load...........................................................................NONE
Redemption Fees...............................................................................NONE
Exchange Fees.................................................................................NONE



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------------ ------------------- --------------------- --------------------- ---------------------
                                     Maxim            Maxim INVESCO      Maxim T. Rowe Price          Maxim
                                     Money               Balanced              Equity/             Growth Index
                                     Market                                     Income
------------------------------ ------------------- --------------------- --------------------- ---------------------
------------------------------ ------------------- --------------------- --------------------- ---------------------
Management Fees                      0.46%                1.00%                 0.80%                 0.60%
------------------------------ ------------------- --------------------- --------------------- ---------------------
------------------------------ ------------------- --------------------- --------------------- ---------------------
Distribution (12b-1) Fees             NONE                 NONE                  NONE                  NONE
------------------------------ ------------------- --------------------- --------------------- ---------------------
------------------------------ ------------------- --------------------- --------------------- ---------------------
Other Expenses                       0.00%                0.00%                 0.08%                 0.00%
------------------------------ ------------------- --------------------- --------------------- ---------------------
------------------------------ ------------------- --------------------- --------------------- ---------------------
Total Annual Portfolio
Operating Expenses                   0.46%                1.00%                 0.88%                 0.60%
------------------------------ ------------------- --------------------- --------------------- ---------------------


                                    Examples

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount show in the fee table and remain the same for the years shown.

                    Portfolio                    1 Year          3 Years         5 Years          10 Years
Maxim Money Market                                 $47            $149             $261            $593
Maxim T. Rowe Price Equity/Income                  $90            $284             $498            $1,135
Maxim INVESCO Balanced                             $103           $323             $566            $1,289
Maxim Growth Index                                 $62            $194             $340            $774

                      MORE INFORMATION ABOUT THE PORTFOLIOS

 -------------------------------------------------------------------------------
         Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment
         objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment
            performance of other mutual funds and any similarly-named
                       Portfolio may differ substantially.

 -------------------------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Two Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). One Portfolio (the Money Market Portfolio) is considered to be a "Debt Portfolio" because it invests primarily in debt securities  (mostly  bonds).  One  Portfolio  is  considered  to be a  "Balanced
Portfolio" because its principal investment strategy is to invest in a mix of debt and equity securities. All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Equity Portfolios will normally invest at least 65% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

     o   Maxim T. Rowe Price Equity/Income Portfolio      o   Maxim Growth Index Portfolio

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, but none of the Portfolios described in this Prospectus will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page .

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page xx.

Index Portfolios
One of the Equity Portfolios (the Maxim Growth Index Portfolio) is an Index Portfolio. This means it is not actively managed, but is designed to track the performance of a specified benchmark. The benchmark index for the Maxim Growth Index Portfolio is the S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that contains half of the market value of the S&P 500 Composite Stock Price Index** (the "S&P 500). The Growth Index is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios. The S&P 500 is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

**Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P 500/BARRA Growth Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Company. Maxim Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Maxim Series Fund.

The S&P 500 and S&P/BARRA Growth Index are sponsored by Standard & Poor's, which is responsible for determining which stocks are represented on the indices.

The Maxim Growth Index Portfolio is not endorsed, sold or promoted by any of the sponsors of the Growth Index (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or GW Capital Management. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of the Growth Index or the data therein. Inclusion of a stock in the Growth Index does not imply that it is a good investment.

Total returns for the S&P 500 and Growth Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Temporary Investment Strategies
In addition to the Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by GW Capital Management or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Balanced Portfolio

The Maxim INVESCO Balanced Portfolio's principal investment strategy is to invest in both debt securities and equity securities. As such, the Portfolio will be subject primarily to the risks discussed above under "Equity Securities" and "Debt Securities." The Maxim INVESCO Balanced Portfolio is required to invest at least 50% of its assets in equity securities and at least 25% in debt securities. However, the Portfolio's day-to-day investment allocation mix among equity and debt securities will be determined by the Sub-Adviser based on the Sub-Adviser's perception of prevailing market conditions and risks. By investing in both debt and equity securities, it is anticipated that the Portfolio will generally be less volatile than the overall market.

The Maxim INVESCO Balanced Portfolio has the flexibility to invest up to 25% of its assets in foreign securities. Investments in foreign securities present special risks and other considerations; these are discussed below under "Foreign Securities" at page ______. Similar to the Equity Funds, this Portfolio may also engage in various types of "derivative" transactions to protect the value of its investments. Risks associated with derivative transactions are discussed in "Derivatives" below at page ____.

                           OTHER INVESTMENT PRACTICES

Debt Securities

Debt securities include money market instruments, bonds, securities issued by the U.S. Government and its agencies, including mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

Debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately above under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Maxim T. Rowe Price Equity/Income Portfolio may invest in below investment grade debt securities.

Foreign Securities

None of the Portfolios described in this Prospectus pursue investment in foreign securities as their principal investment strategy. However, the Maxim T. Rowe Price Equity/Income and Maxim INVESCO Balanced Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments. Exposure to foreign markets, however, should be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market Portfolio, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolios to hedge investments or manage interest or currency-sensitive assets. The Index Portfolios may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of their principal investment strategy. The other non-Index Portfolios which may enter into derivative transactions will do so only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GW Capital Management or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS

GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The management fee paid to GW Capital Management is as follows:

                      Portfolio                                   Percentage of Average Net Assets
Maxim Money Market                                                             0.46%
Maxim T. Rowe Price Equity/Income                                              0.80%
Maxim INVESCO Balanced                                                         1.00%
Maxim Growth Index                                                             0.60%

For those Portfolios that are `directly' advised by GW Capital Management (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market and Maxim Growth Index Portfolios, GW Capital Management uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

For some of the Portfolios, GW Capital Management has entered into an agreement with a sub-adviser. This means that the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. Each sub-adviser's management activities are subject to review and supervision by GW Capital Management and the Board of Directors of the Fund. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. GW Capital Management, in turn, pays sub-advisory fees to each sub-adviser for its services.

INVESCO Funds Group, Inc.                               T. Rowe Price Associates, Inc.
-------------------------                               ------------------------------
Maxim INVESCO Balanced Portfolio                        Maxim T. Rowe Price Equity/Income Portfolio

Following is additional information about each sub-adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers has been chairman of the T. Rowe Price
Equity Income Fund since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

INVESCO Funds Group, Inc. ("INVESCO") is a Delaware corporation and an indirect wholly-owned subsidiary of AMVESCAP PLC. INVESCO is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 7800 E. Union Avenue, Denver, Colorado, 80237.

The day-to-day management of the Maxim INVESCO Balanced Portfolio is provided by members of INVESCO's Equity Income and Fixed Income teams which are headed by Charles P. Mayer and Donovan J. (Jerry) Paul. Mr. Paul, Mr. Mayer and Peter M. Lovell are primarily responsible for the day-to-day management of the Maxim INVESCO Balanced Portfolio. Mr. Mayer is primarily responsible for the day-to-day management of the Portfolio's equity holdings. He is also the co-portfolio manager for the INVESCO Balanced Fund, since 1996. Mr. Mayer is also co-portfolio manager of the INVESCO Equity Income Fund, Inc. and INVESCO VIF-Equity Income Fund. Mr. Mayer began his investment career in 1969 and is now senior vice president and director of INVESCO ; from 1993 to 1994, he was a vice president of INVESCO. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul focuses on the fixed income investments for the Portfolio. Since 1994, he has also served as co-portfolio manager for the INVESCO Balanced Portfolio; portfolio manager of INVESCO Select Income Fund, INVESCO High Yield Fund, and INVESCO VIF-High Yield Portfolio; co-portfolio manager of INVESCO Equity Income Fund, INVESCO VIF- Equity Income Fund and INVESCO Tax-Free Bond Fund; portfolio manager and senior vice president of INVESCO. Formerly, Mr. Paul was Senior Vice President and Director of Fixed-Income Research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe and Farnham Inc., and President (1993 to 1994) of Quixote Investment Management, Inc. Mr. Lovell has served as co-portfolio manager of the INVESCO Balanced Fund since 1998. Mr. Lovell was previously an equity analyst with INVESCO's Equity Income team (1996-1999), an equity assistant with INVESCO's investment division (1994-1996) and co-financial consultant with Merrill Lynch (1992-1994).

                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o        You can request an exchange in writing or by telephone.
o        Written requests should be submitted to:
         8505 East Orchard Road, 401(k) Operations Department
         Englewood, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
(1)     the name of the account
(2)     the account number
(3)     the name of the Portfolio from which  the shares of which are to be sold
(4)     the dollar amount or number of shares to be exchanged
(5)     the name of the Portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o        You can request an exchange by telephoning 1-800-338-4015.
o A Portfolio may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) , that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim T. Rowe Price Equity/Income, Maxim INVESCO Balanced and Maxim Growth Index Portfolios ordinarily distribute dividends semi-annually.
o All of the Portfolios generally distribute capital gains, if any, in December.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.

MAXIM SERIES FUND, INC.

MAXIM MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 are as follows:

                                                   Year Ended December 31,
                                                    1999             1998             1997             1996             1995

Net Asset Value, Beginning of Period          $        1.0005  $        1.0007  $        1.0007 $         1.0007 $         1.0007

Income from Investment Operations

Net investment income                                  0.0471           0.0505           0.0512           0.0493           0.0555
Net realized loss                                                     (0.0002)
                                                      -------

Total Income From Investment Operations                0.0471           0.0503           0.0512           0.0493           0.0555

Less Distributions

From net investment income                           (0.0471)         (0.0505)         (0.0512)         (0.0493)         (0.0555)

Total Distributions                                  (0.0471)         (0.0505)         (0.0512)         (0.0493)         (0.0555)

Net Asset Value, End of Period                $        1.0005  $        1.0005  $        1.0007 $         1.0007 $         1.0007


Total Return/Yield                                      4.81%            5.15%            5.24%            5.04%            5.62%

Net Assets, End of Period                     $   722,697,255  $   619,416,664  $   453,155,210 $    396,453,188 $    277,257,289

Ratio of Expenses to Average Net Assets                 0.46%            0.46%            0.46%            0.46%            0.46%

Ratio of Net Investment Income to
Average Net Assets                                      4.73%            5.05%            5.14%            4.99%            5.55%







MAXIM SERIES FUND, INC.

MAXIM GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1999, 1998, 1997, 1996 and 1995 are as follows:

                                                  Year Ended December 31,
                                                  1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period        $        2.4276  $         1.8507  $        1.4852  $         1.3459 $         1.0120

Income from Investment Operations

Net investment income                                0.0061            0.0070           0.0085            0.0114           0.0127
Net realized and unrealized gain                     0.6347            0.6769           0.4241            0.2851           0.3432

Total Income From Investment Operations              0.6408            0.6839           0.4326            0.2965           0.3559

Less Distributions

From net investment income                         (0.0061)          (0.0070)         (0.0085)          (0.0114)         (0.0165)
From net realized gains                            (0.1989)          (0.1000)         (0.0586)          (0.1458)         (0.0055)

Total Distributions                                (0.2050)          (0.1070)         (0.0671)          (0.1572)         (0.0220)

Net Asset Value, End of Period              $        2.8634  $         2.4276  $        1.8507  $         1.4852 $         1.3459


Total Return                                         26.87%            37.28%           29.26%            22.10%           35.29%

Net Assets, End of Period                   $   499,612,225  $    297,170,229  $   162,975,760  $     83,743,210 $     43,515,299

Ratio of Expenses to Average Net Assets               0.60%             0.60%            0.60%             0.60%            0.60%

Ratio of Net Investment Income to
Average Net Assets                                    0.26%             0.36%            0.54%             0.83%            1.15%

Portfolio Turnover Rate                              54.24%            26.48%           21.52%            41.55%           17.90%






MAXIM SERIES FUND, INC.

                   MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1999, 1998, 1997, 1996 and 1995 are as follows:

                                                 Year Ended December 31,
                                                  1999              1998              1997              1996             1995

Net Asset Value, Beginning of Period       $         1.7804  $         1.7602  $         1.4492  $         1.2633  $       0.9805

Income from Investment Operations

Net investment income                                0.0339            0.0370            0.0357            0.0299          0.0345
Net realized and unrealized gain                     0.0242            0.1177            0.3783            0.2130          0.2892

Total Income From Investment Operations              0.0581            0.1547            0.4140            0.2429          0.3237

Less Distributions

From net investment income                         (0.0340)          (0.0369)          (0.0357)          (0.0300)        (0.0396)
From net realized gains                            (0.1491)          (0.0976)          (0.0673)          (0.0270)        (0.0013)

Total Distributions                                (0.1831)          (0.1345)          (0.1030)          (0.0570)        (0.0409)

Net Asset Value, End of Period             $         1.6554  $         1.7804  $         1.7602  $         1.4492  $       1.2633


Total Return                                          3.39%             8.93%            28.82%            19.39%          33.42%

Net Assets, End of Period                  $    189,499,607  $    209,702,724  $    167,154,169  $     69,535,903  $   10,950,195

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                0.88%             0.88%             0.93%             1.20%           1.82%
- After Reimbursement #                               0.88%             0.88%             0.91%             0.95%           0.95%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                                1.84%             2.14%             2.46%             2.60%           2.59%
- After Reimbursement #                               1.84%             2.14%             2.48%             2.85%           3.46%

Portfolio Turnover Rate                              44.02%            32.30%            25.35%            26.15%          14.00%


# Percentages are shown net of expenses reimbursed The Great-West Life Assurance
Company or GW Capital Management, LLC.






MAXIM SERIES FUND, INC.

MAXIM INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1999, 1998 and 1997, and the period ended December 31, 1996 are as follows:

                                                           Period Ended December 31,
                                                            1999               1998               1997                1996
                                                                                                                      (A)
Net Asset Value, Beginning of Period                 $         1.4608   $         1.2588   $         1.0408    $         1.0000

Income from Investment Operations

Net investment income                                          0.0271             0.0289             0.0187              0.0052
Net realized and unrealized gain                               0.2086             0.2020             0.2518              0.0420

Total Income From Investment Operations                        0.2357             0.2309             0.2705              0.0472

Less Distributions

From net investment income                                   (0.0272)           (0.0289)           (0.0187)            (0.0052)
From net realized gains                                      (0.2535)                              (0.0338)            (0.0012)

Total Distributions                                          (0.2807)           (0.0289)           (0.0525)            (0.0064)

Net Asset Value, End of Period                       $         1.4158   $         1.4608   $         1.2588    $         1.0408


Total Return                                                   16.74%             18.42%             26.10%               4.60%

Net Assets, End of Period                            $    168,657,892   $    175,637,780   $    127,072,586    $     15,987,166

Ratio of Expenses to Average Net Assets                         1.00%              1.00%              1.00%              1.00%*

Ratio of Net Investment Income to
Average Net Assets                                              1.94%              2.18%              2.77%              2.84%*

Portfolio Turnover Rate                                       119.39%            119.95%            150.57%              17.14%


*Annualized

(A) The portfolio commenced operations on October 1, 1996.

                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.















                         This prospectus should be read
                       and retained for future reference.